UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported July 30, 2021

Creative Waste Solutions, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 NW 1st Court, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561)-943-5970

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On July 30, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of Creative Waste Solutions, Inc., a Nevada corporation (the “Company”), approved the engagement of AJSH & Co LLP (“AJSH”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended September 30, 2020, effective immediately, and approved the dismissal of Fiorello & Partners, Inc. (“FIORELLO”) as the Company’s independent registered public accounting firm. On August 4, 2021, the Company sent notification to FIORELLO of its dismissal.

FIORELLO’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended September 30, 2019 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

From inception of FIORELLO’s engagement, July 10, 2020, during the fiscal year ended September 30, 2019, and through the date of notification of dismissal, August 4, 2021, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and FIORELLO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to FIORELLO’s satisfaction, would have caused FIORELLO to make reference thereto in their report on the financial statements for the fiscal year ended September 30, 2019, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions.

The Company provided FIORELLO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that FIORELLO furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein. A copy of FIORELLO’s letter will be filed with the SEC when received.

During the fiscal year ended September 30, 2019, and through August 4, 2021, neither the Company nor anyone acting on its behalf has consulted with AJSH & Co LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might me rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report oral advice was provided to the Company that AJSH & Co LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Waste Solutions, Inc.

Date: August 5, 2021	By:	/s/ Jared Robinson
	Name:	Jared Robinson
	Title:	Chief Executive Officer

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